\\4143-8246-7689 v2 NEWS RELEASE Ingredion Incorporated 5 Westbrook Corporate Center Westchester, IL 60154 Ingredion Announces Recommended All-Cash Acquisition of Tate & Lyle • Creates a scaled global provider of specialty ingredient solutions for a healthier, tastier and more sustainable future of food • Broadens Ingredion’s specialty ingredients platform across texturants, sugar reduction, and fortification, adding complementary capabilities in multi-ingredient systems and recipe development • Expands Ingredion’s ability to address customer needs across a wider range of end use categories and applications • Brings together complementary geographic supply networks across the Americas, Europe, the Middle East and Africa, and Asia Pacific to deliver faster, more reliable and cost-effective ingredients and solutions for customers and consumers worldwide WESTCHESTER, Ill., JUNE 8, 2026 – Ingredion Incorporated (NYSE: INGR) (“Ingredion”), a leading global provider of ingredient solutions to the food and beverage and industrial segments, today announced a recommended all-cash offer for the acquisition of Tate & Lyle PLC (“Tate & Lyle”), a global leader in mouthfeel, sweetening and fortification (the “Acquisition”). The transaction implies a total enterprise value of approximately £3.7B ($5.0B), based on the pound sterling to U.S. dollar exchange rate on June 5, 2026. The Acquisition represents a compelling opportunity to bring together two complementary businesses with a shared commitment to innovation, customer partnership and scientific excellence. Together, the combined group will be better positioned to help customers address evolving consumer needs by delivering products that are nutritious and affordable, with the taste, texture and quality that consumers expect. By combining complementary ingredient portfolios, technical expertise and geographic supply networks, the Acquisition will accelerate Ingredion’s ongoing transformation and enhance its ability to support customers as they address the trends reshaping the global food and beverage industry. “Combining Ingredion and Tate & Lyle’s complementary portfolios establishes a global leader in ingredient solutions with the innovation expertise and geographic reach that will help create the future of food,” said Jim Zallie, chairman, president and CEO of Ingredion. “The combined business will be better positioned to serve customers’ needs for the development of great-tasting, healthier and affordable food products that consumers demand. This compelling combination will create exciting new possibilities for employees and generate significant value for all stakeholders.” Commenting on today’s announcement, David Hearn, Chair of Tate & Lyle said: “Over the last few years, Tate & Lyle has been successfully repositioned as a leading global specialty food and beverage solutions business EXHIBIT 99.1

\\4143-8246-7689 v2 aligned to growing consumer demand for healthier, more nutritious and sustainable food and drink. I would like to recognise the exceptional contribution of the team at Tate & Lyle for their talent, insight and commitment which has been a key driver of this transformation and the business we have built. Looking forward, we believe the next chapter with Ingredion will create a business with even greater potential, greater scale, and increased investment in innovation in support of customers. The Board of Tate & Lyle believes Ingredion's offer represents an attractive opportunity for shareholders to crystalise value in cash, and that it will be an excellent steward of Tate & Lyle. The Board therefore unanimously recommends Ingredion's offer to Tate & Lyle’s shareholders.” Compelling Strategic Rationale The Acquisition offers strategic, operational and financial benefits, including: Bolstering Ingredion’s portfolio and creating significant strategic growth opportunities • Broadens Ingredion’s specialty ingredients platform across texturants, sugar reduction, and fortification. • Adds complementary capabilities in multi-ingredient systems and recipe development. • Expands Ingredion’s ability to address customer needs across a wider range of end use categories and applications. Creating a complementary and differentiated portfolio in texture and sugar reduction • Combines Ingredion’s texture and sugar reduction capabilities with Tate & Lyle’s expertise in mouthfeel, sweetening, and fortification. • Positions the combined group to better help customers address growing consumer demand for food and beverage products that are safe, high quality, affordable, great tasting, and healthier. Diversifying Ingredion’s global platform with critical scale in North America, Europe and Emerging Markets • Brings together complementary geographic supply networks across the Americas, Europe, the Middle East and Africa, and Asia Pacific. • Delivers faster, more reliable and cost-effective solutions for customers and consumers worldwide. • Enhances local market insights to better anticipate regional customer needs and consumer preferences. Delivering solutions for diverse consumer needs across the value chain • Combines applications expertise, customer-led formulation capabilities and expanded customer-centric data insights to deliver more integrated, higher-value ingredient solutions at an affordable price for end consumers. • Enables closer partnership with customers – from concept development through to commercialization – by building cost-effective bespoke ingredient solutions to meet customer needs, and by deepening Ingredion’s innovation and formulation capabilities while accelerating and optimizing speed-to-market. Enhancing IP and technological capabilities to drive innovation • Unifies two respected brands, each with over a century of history and known for innovation, quality, service, and trust in the ingredients space.

\\4143-8246-7689 v2 • Combines complementary IP, technology, talent and applications capabilities to support faster innovation and next-generation ingredient systems development. • Enhances the ability to develop systems-based solutions across mouthfeel, sweetening, and fortification, including solutions that support healthier product offerings. Delivering significant financial benefits and value creation under a prudent financial structure • The integration is expected to deliver significant run-rate net cost synergies of approximately $130 million, which are expected to be fully realized by the end of 2030. The one-time costs to achieve these annual cost savings are expected to amount to approximately $175 million in aggregate by the end of 2030. • The Acquisition is expected to be adjusted EPS accretive to Ingredion shareholders in the first year following transaction completion, and is expected to enhance the long-term growth profile and earnings potential of the combined group. Transaction Details Under the terms of the transaction, Tate & Lyle shareholders will be entitled to receive 595 pence per share, representing an approximate 59% premium to Tate & Lyle’s closing share price as of May 13, 2026. In addition, Tate & Lyle shareholders will be entitled to receive a final dividend in relation to the financial year ended March 31, 2026 of no greater than 13.2 pence per ordinary Tate & Lyle share and an interim dividend in relation to the six-month period ending September 30, 2026 of no greater than 6.8 pence per ordinary Tate & Lyle share. Ingredion intends to finance the Acquisition through a combination of existing cash resources, new debt financing and, to the extent required, a drawdown on a fully committed bridge financing facility. Ingredion expects pro forma net leverage at completion of the Acquisition to be approximately 3.0x net debt-to-adjusted EBITDA (as calculated under Ingredion’s credit agreements). Ingredion remains committed to maintaining a strong investment-grade credit profile and expects to reduce leverage to approximately 2.5x net debt-to- adjusted EBITDA within approximately 18 months following completion of the transaction. It is intended that the Acquisition will be implemented by means of a court-sanctioned scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme”), although Ingredion reserves the right to effect the Acquisition by way of a takeover offer, subject to the consent of the UK Panel on Takeovers and Mergers and the terms of the co-operation agreement between Ingredion and Tate & Lyle. Timing and Approvals Completion of the Acquisition is subject to the satisfaction of various conditions, including, among others, approval by Tate & Lyle shareholders, sanction of the Scheme by the High Court of Justice in England and Wales (the “Court”), and the satisfaction or waiver of the antitrust conditions. The transaction has been unanimously approved by Ingredion’s Board of Directors. Tate & Lyle’s Board of Directors intends to recommend unanimously that the Tate & Lyle shareholders vote in favor of the Scheme at the shareholder meetings to be convened by order of the Court for the purpose of, or on any shareholders’ resolutions prepared with respect to, approving the Scheme and related matters.

Ingredion has received an irrevocable undertaking from Huber Equity Corporation to vote in favor of the Scheme at the meeting of Tate & Lyle shareholders and the resolutions to be proposed at the general meeting of Tate & Lyle shareholders (and if Ingredion, with the consent of the Panel and subject to the terms of the co- operation agreement, subsequently structures the Acquisition as a takeover offer, to accept any takeover offer by Ingredion) in respect of a total of 75,000,000 Tate & Lyle Shares representing, in aggregate, approximately 16.8% of Tate & Lyle’s existing issued ordinary share capital as of June 5, 2026. Completion of the Acquisition is expected to take place in the second half of 2027. Investor Presentation and Conference Call Ingredion management will host a conference call for investors and analysts today at 7 a.m. CT / 8 a.m. ET / 1 p.m. BST to discuss the transaction. A live webcast and accompanying presentation will be available at https:// ir.ingredionincorporated.com/events-and-presentations. A replay will be available following the call. The full terms and conditions of the transaction are set out in the announcement issued today by Ingredion and Tate & Lyle under Rule 2.7 of the UK City Code on Takeovers and Mergers, which is available on Ingredion’s dedicated microsite (https://www.ingredion.com/na/en-us/legal/offer-communications), subject to certain access restrictions. Additional information about the transaction will be made available from time to time on the microsite. Further information about the Rule 2.7 announcement will be provided in Ingredion’s current report on Form 8-K to be filed with the Securities and Exchange Commission. Advisors J.P. Morgan Securities LLC is serving as financial advisor to Ingredion, and Hogan Lovells (being Hogan Lovells International LLP and Hogan Lovells US LLP) is serving as legal counsel. Goldman Sachs International and Greenhill & Co. International are serving as joint lead financial advisors to Tate & Lyle and Bank of America and Citi are serving as joint financial advisors and corporate brokers to Tate & Lyle. Linklaters LLP is serving as legal counsel. Further Information; No Offer or Solicitation This release is for information purposes and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition, or otherwise, nor shall there be any sale, issuance or transfer of securities of Tate & Lyle in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of a Scheme (or, if the Acquisition is implemented by way of a takeover offer, as such term is defined in the UK Companies Act (the “Takeover Offer”), the offer document), which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Scheme. Any vote in respect of the Scheme or other response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme document (or, if the Acquisition is implemented by way of a Takeover Offer, the offer document). Tate & Lyle shareholders are urged to read the Scheme document when it becomes available, because it will contain important information relating to the Acquisition. Additional Information \\4143-8246-7689 v2

\\4143-8246-7689 v2 The Acquisition is being made to acquire the shares of an English company by means of a scheme of arrangement provided for under English law. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”). Accordingly, the Scheme will be subject to disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which are different from the disclosure requirements of the U.S. tender offer and proxy solicitation rules. The financial information included in this release and the Scheme document has been or will have been prepared in accordance with accounting standards applicable in the United Kingdom and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the United States. If Ingredion exercises its right to implement the Acquisition by way of a Takeover Offer, such offer will be made in compliance with applicable U.S. laws and regulations. Forward-Looking Statements This press release contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Ingredion intends these forward- looking statements to be covered by the safe harbor provisions for such statements. All statements other than statements of historical facts therein are forward-looking statements. Forward-looking statements in this press release include statements about Ingredion’s expected pro forma net leverage and potential synergies and other benefits of the Acquisition, including statements regarding plans, objectives, intentions and expectations in respect of future operations and financial results of the combined group. Forward-looking statements also include, among others, any other statements regarding Ingredion’s prospects and its future operations, financial condition, volumes, cash flows, expenses or other financial items, including management’s plans or strategies and objectives for any of the foregoing and any assumptions, expectations, or beliefs underlying any of the foregoing. These statements can sometimes be identified by the use of forward- looking words such as “may,” “will,” “should,” “anticipate,” “assume,” “believe,” “plan,” “project,” “estimate,” “expect,” “intend,” “continue,” “pro forma,” “forecast,” “outlook,” “opportunities,” “potential,” or other similar expressions or the negative thereof. These statements are based on current circumstances or expectations, but are subject to certain inherent risks and uncertainties, many of which are difficult to predict and beyond Ingredion’s control. Although Ingredion believes its expectations reflected in these forward-looking statements are based on reasonable assumptions, investors are cautioned that no assurance can be given that Ingredion’s expectations will prove correct. The following factors relating to the Acquisition, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the possibility that the Acquisition is not completed when expected or at all because of a failure to satisfy conditions or for other reasons; the risk that the benefits of the Acquisition may not be fully realized or may take longer to realize than expected, including as a result of the risks and uncertainties discussed below; any failure promptly and effectively to integrate the businesses of Ingredion and Tate & Lyle; and the diversion of management’s attention and time to the Acquisition from ongoing business operations and other opportunities. Additional risks and uncertainties that could cause actual results and developments to differ materially from the expectations expressed in or implied by forward-looking statements include, among others: changes in consumer practices, preferences, price sensitivity, behaviors, demand and perceptions; the impact of geopolitical developments, tensions, threats or conflicts on the availability and prices of raw materials and energy supplies, supply chains and foreign exchange and interest rates; the impact of global business and economic conditions on demand for Ingredion’s products or Ingredion’s access to global credit and equity markets; Ingredion’s reliance on certain industries for a significant portion of Ingredion’s sales; operating difficulties at Ingredion’s manufacturing facilities and liabilities relating to product safety and quality; Ingredion’s ability to keep pace with technological developments in research and development and continue to offer innovative products; competitive pressures that may adversely affect Ingredion’s market share, revenue and profitability; market volatility that may adversely affect Ingredion’s ability to pass through potential increases in the cost of corn and other raw materials to customers, to purchase quantities of corn and other raw materials at prices sufficient to sustain or increase Ingredion’s profitability, or to supply product quantities and meet shipment delivery requirements that Ingredion’s customers demand; the impact on inputs to Ingredion’s procurement, production processes and delivery channels, such as raw materials, energy, and freight and logistics, of price fluctuations, supply chain interruptions, tariffs, duties, and shortages; Ingredion’s ability to contain costs, manage working capital, and achieve budgets, including completion of planned maintenance and investment projects on time and on budget; global climate change and legal, regulatory or market measures to address climate change; Ingredion’s ability to identify and complete acquisitions, divestitures or strategic alliances on favorable terms or achieve anticipated synergies; the economic, political and other risks inherent in conducting operations in foreign countries and with foreign currencies; Ingredion’s ability to maintain satisfactory labor relations; Ingredion’s ability to attract, develop, retain, motivate and maintain good relationships with Ingredion’s workforce, including key personnel; the impact of legal and regulatory proceedings; the risks associated with pandemics; the impact of any impairment charges on intangible assets and goodwill; global and regional economic policies and changes to existing laws and regulations; changes in Ingredion’s tax rates or exposure to additional income tax liabilities; increases in interest rates that could increase Ingredion’s borrowing costs; risks affecting Ingredion’s ability to raise funds at reasonable rates and other factors affecting Ingredion’s access to sufficient funds for future growth and expansion; risks relating to the use of artificial intelligence and other advanced technologies, and Ingredion’s reliance on third-party technology providers; interruptions, security incidents or failures with respect to information technology systems, processes and sites; risks affecting the continuation of Ingredion’s dividend policy; and Ingredion’s ability to maintain effective internal control over financial reporting. Ingredion’s forward-looking statements speak only as of the date on which they are made, and Ingredion does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement as a result of new information or future events or developments or otherwise. If Ingredion does update or correct one or more of these statements, investors and others should not conclude that it will make additional updates or corrections. For a further description of these and other risks, see “Risk Factors” and other information included in Ingredion’s Annual Report on Form 10-K for the year ended December 31, 2025, and in Ingredion’s subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. About Ingredion Ingredion Incorporated (NYSE: INGR), headquartered in the suburbs of Chicago, is a leading global ingredient solutions provider serving customers in more than 120 countries. With 2025 annual net sales of approximately $7.2 billion, Ingredion turns grains, fruits, vegetables and other plant-based materials into value-added ingredient solutions for the food, beverage, animal nutrition, brewing, pharmaceutical and industrial markets. With Ingredion’s Idea Labs® innovation centers around the world and more than 11,000 employees, Ingredion co- creates with customers and fulfills its purpose of bringing the potential of people, nature and technology together to make life better. Visit ingredion.com for more information and the latest Ingredion news. About Tate & Lyle About Tate & Lyle PLC: \\4143-8246-7689 v2

Supported by over 165-years of ingredient innovation, we partner with customers to provide consumers with healthier and tastier choices when they eat and drink. We are proud that millions of people around the world consume products containing our ingredients and solutions every day. Through our leading expertise in sweetening, mouthfeel and fortification, we develop ingredients and solutions which reduce sugar, calories and fat, add fibre and protein, and provide texture and stability to food and drink in categories including beverages, dairy, bakery, snacks, soups, sauces, and dressings. Tate & Lyle has approximately 5,000 employees working in around 70 locations in 37 countries, serving customers in more than 120 countries. Science, Solutions, Society is our brand promise and how we will achieve our purpose of Transforming Lives through the Science of Food. By living our purpose, we believe we can successfully grow our business and have a positive impact on society. We live our purpose in three ways, by supporting healthy living, building thriving communities and caring for our planet. Tate & Lyle is listed on the London Stock Exchange under the symbol TATE.L. American Depositary Receipts trade under TATYY. For the year ended 31 March 2026 Tate & Lyle revenue from continuing operations totalled £2.0 billion. For more information, please visit www.tateandlyle.com or follow Tate & Lyle on LinkedIn, X (Twitter), Facebook or YouTube Contacts: Media Relations: In the U.S.: Jayne Rosefield / Dave Carlson +1 312 800 8120 In the U.K.: Charles Pretzlik / Ed Brown / David Blackburn +44 20 7404 5959 INGREDION@brunswickgroup.com Investor Relations: Noah Weiss, 773-896-5242 \\4143-8246-7689 v2